Exhibit 10.9

EXECUTION VERSION
FIRST AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT
    THIS FIRST AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”), is made and entered into as of November 7, 2025, by and among COCA-COLA CONSOLIDATED, INC., a Delaware corporation (the “Company”), MetLife Investment Management, LLC (f/k/a MetLife Investment Advisors, LLC) (“MetLife”) and the holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (such holders, together with their successors and assigns, the “Noteholders”).
W I T N E S S E T H:
WHEREAS, the Company, MetLife and the Purchasers (as defined in the Note Agreement defined below) are parties to a certain Note Purchase and Private Shelf Agreement, dated as of January 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Purchasers purchased $100,000,000 in aggregate principal amount of the Company’s 3.93% Senior Notes, Series A, due October 10, 2026 (the “Series A Notes”);
WHEREAS, the Series A Notes are the only Notes currently outstanding under the Note Agreement and the Noteholders are the holders of 100% of the Series A Notes; and
WHEREAS, the Company has requested that the Noteholders amend certain provisions of the Note Agreement, and subject to the terms and conditions hereof, the Noteholders are willing to amend the Note Agreement in the respects but only in the respects set forth below.
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the Company and the Noteholders agree as follows:
1.Amendments.
(a)    Each reference in the Note Agreement and the Exhibits thereto to “MetLife Investment Advisors, LLC” is hereby deleted in its entirety and replaced with “MetLife Investment Management, LLC (f/k/a MetLife Investment Advisors, LLC).”
(b)    Paragraph 10B of the Note Agreement is hereby amended by replacing the definitions of “Change in Control” and “Senior Credit Agreement” in their entirety with the following definitions:
“Change in Control” means
(a)    any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable, except that for purposes of this paragraph (a) such person or group shall be deemed to have “beneficial ownership” of all shares that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), other than (i) The Coca-Cola Company, (ii) the other shareholders of the Company as of the date of this Agreement and (iii) J. Frank Harrison III, his spouse and the lineal descendants of either of the foregoing (or trusts, corporations, partnerships, limited partnerships, limited liability companies or other estate planning vehicles for the benefit thereof), is or becomes the “beneficial owner” (as such term is used in Rule 13d-3 promulgated pursuant to the Exchange Act), directly or indirectly, of more than 50% of the aggregate voting power of all voting shares of the Company; or
(b)    during any period of 25 consecutive calendar months, a majority of the Board of Directors of the Company shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board and (iii) whose election or nomination to said Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board.
“Senior Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of June 10, 2024, among the Company, as borrower, the lenders from time to time party thereto, Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, Wells Fargo Securities, LLC, BofA Securities, Inc., PNC Capital Markets LLC and Truist Securities, Inc., as joint lead arrangers and joint bookrunners, Bank of America, N.A., PNC Capital Markets LLC and Truist Bank, as co-syndication agents, and Citibank, N.A. and South State Bank, as co-documentation agents, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.
2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of MetLife or the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until MetLife and the Noteholders shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of ArentFox Schiff LLP, counsel to the Noteholders), and (ii) each of the following documents, in each case in form and substance reasonably satisfactory to the Noteholders:
(a)    executed counterparts to this Amendment from the Company, MetLife and the Noteholders;
(b)     an executed copy of an amendment to that certain Note Purchase and Private Shelf Agreement dated as of March 6, 2018, by and among the Company, NYL Investors LLC and certain affiliates of NYL Investors LLC (the “NYL Shelf

Agreement”), to reflect terms substantially similar to the terms set forth in Section 1 hereof; and
(c)    an executed copy of an amendment to the Senior Credit Agreement, to reflect terms substantially similar to the terms set forth in Section 1 hereof.
3.Representations and Warranties. To induce MetLife and the Noteholders to enter into this Amendment, the Company hereby represents and warrants to MetLife and the Noteholders that:
(a)    The making and performance by the Company of this Amendment are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not violate (a) any provision of the Company’s certificate of incorporation or by-laws, (b) any agreement, indenture or other contractual restriction binding on the Company, (c) any law, rule or regulation (including, without limitation, the Securities Act and the Exchange Act and the regulations thereunder, and Regulations T, U or X), or (d) any order, writ, judgment, injunction, decree, determination or award binding on the Company;
(b)    No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required (other than those which have been obtained) for the making and performance by the Company of this Amendment or for the legality, validity, binding effect or enforceability hereof;
(c)    This Amendment constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of this Amendment is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing;
    (d)    After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Note Documents are true and correct in all material respects as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the date hereof; and
    (e)    Neither the Company nor any Subsidiary has paid or will pay any fees or other compensation to any Person party to the NYL Shelf Agreement or the Senior Credit Agreement or any Affiliate thereof in connection with the amendments referred to in Section 2(b) and Section 2(c) hereof.
4.Effect of Amendment. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, and the other Note Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.
5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
6.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
7.Costs and Expenses. The Company agrees to pay on demand all costs and expenses of MetLife and the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Noteholders with respect thereto.
8.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Amendment and all other documents delivered hereunder (if any). Delivery of an electronic signature to, or a signed copy of, Amendment and all other documents delivered hereunder (if any) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if MetLife or any Noteholder shall request manually signed counterpart signatures to this Agreement or any other document hereunder (if any), the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.
9.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
10.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Company, by its respective authorized officers as of the day and year first above written.

                            COMPANY:

COCA-COLA CONSOLIDATED, INC.
(f/k/a Coca-Cola Bottling Co. Consolidated)

By:	/s/ Matthew J. Blickley
Name:	Matthew J. Blickley
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

METLIFE INSURANCE K.K.
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Rich Federico
Name:	Rich Federico
Title:	Authorized Signatory

METROPOLITAN LIFE INSURANCE COMPANY
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Rich Federico
Name:	Rich Federico
Title:	Authorized Signatory

BRIGHTHOUSE LIFE INSURANCE COMPANY
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Rich Federico
Name:	Rich Federico
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

ZURICH AMERICAN INSURANCE COMPANY
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Rich Federico
Name:	Rich Federico
Title:	Authorized Signatory

PENSION AND SAVINGS COMMITTEE, ON BEHALF OF THE ZURICH AMERICAN INSURANCE COMPANY MASTER RETIREMENT TRUST
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Rich Federico
Name:	Rich Federico
Title:	Authorized Signatory

PENSIONSKASSE DES BUNDES PUBLICA
By:	MetLife Investment Management, LLC, its Investment Manager

By:	/s/ Aurelie Hariton-Fardad
Name:	Aurelie Hariton-Fardad
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT